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Exhibit 4.2

[FRONT OF CERTIFICATE] [LOGO]

Numbers		Shares
SI		SI

	SI International, Inc.	CUSIP 0603162235
SI INTERNATIONAL, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT	SEE REVERSE FOR CERTAIN DEFINITIONS

is the registered owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 SHARE EACH OF THE COMMON STOCK OF
 SI INTERNATIONAL, INC.

transferable on the books of the Corporation in person or by attorney on surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER	CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

[SEAL]

COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK AND TRANSFER COMPANY
                        TRANSFER AGENT
                        AND REGISTRAR

BY
                        AUTHORIZED SIGNATURE

[BACK OF CERTIFICATE]
 SI INTERNATIONAL, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT	-as tenants by the entireties
			(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)
JT TEN	-as joint tenants with right of	UNIF GIFT MIN ACT-		Custodian
survivorship and not as tenants
	in common		(Cust)		(Minor)

under Uniform Transfers to Minors Act

(State)

        Additional abbreviations may also used though not in the above list

For Value Received,                                                          hereby sell assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock in the books of the within named Corporation with full power of substitution in the premises

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OF ANY CHANGE WHATEVER
SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17AD-15.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OR SUCH PREFERENCES AND/OR RIGHTS SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

KEEP THIS CERTIFICATE IN A SAFE PLACE IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITYAS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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  Exhibit 4.2